Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Tecogen
Advanced Modular CHP Systems

1Q 2017 Earnings


InVerde

NASDAQ: TGEN

May 11, 2017

Participants

John Hatsopoulos

- Co-Chief Executive Officer, Director

Benjamin Locke

- Co-Chief Executive Officer

Robert Panora

- President & Chief Operating Officer

David Garrison

- Chief Financial Officer



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen
Advanced Modular CHP Systems

Why Tecogen?

Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable

"Unregulated Utility" | Emissions Control

CHP Modules	Ilios Water Heaters	TECOCHILL	Ultera
InVerde	Ilios		
Electricity & Heat	2-3x Heat Efficiency	Cooling & Heat	Ultra-Clean Emissions

Tecogen's compelling ROI proposition meets the needs of a diverse range of customers.

Hospitality | Health Care | Education | Multi-Unit Residential | Industrial | Municipal | Recreation

1Q 2017 Results:

REVENUE

- Total Revenues: $6.8M in 1Q17 vs. $5.1M in 1Q16 & $7.1M in 4Q16
- Products: $2.8M in 1Q17 vs. $2.3M in 1Q16 & $3.2M in 4Q16
  - Cogeneration sales continued driving Product revenue in 1Q
- Service: $4.0M in 1Q17 vs. $2.8M in 1Q16 & $3.9M in 4Q16
  - Growth primarily due to strong sales of 'turnkey lite' solutions

PROFIT & Op. INCOME

- Gross Profit: $2.9M in 1Q17 vs. $1.7M in 1Q16 & $2.7M in 4Q16
- Income from Operations: $78k in 1Q17 vs. $(907k) loss from operations in 1Q16

MARGIN

- 42.6% gross margin in 1Q17 vs. 33.9% in 1Q16
- Service margins increased as higher margin value add installation services grew increasing margin.
- Product margin growth from cost control initiatives.

NET INCOME

$44,787 in 1Q17 vs $(893,168) in 1Q16

Recent Achievements

Tecogen
Advanced Modular CHP Systems

Performance

- Increased sales of new Inverde e+ due to technical superiority
- Growing our "Turnkey-Light' business proposition



Groundwork for Continued Growth

- Strengthening our relationship with ESCOs
- Increased sales through TTCogen
- ADG Merger will enable cost savings, better financials, improved performance and steady revenue stream to Tecogen

Emissions Development for Future Growth

- PERC research grant for propane fork truck development work
- Auto Emissions JV making progress
- CA air permit for stationary generators installation proceeding

Ultera
EMISSION CONTROL



Sales Benefitting From

InVerde e+


Tecogen
InVerde
INV-100 e+

GE Equipment Insight


74.9
1817.0

Key Relationships



TTcogen JV


TOYOTA

Backlog

Backlog



Education 3%
Health Care 6%
Recreation 2%
Government 9%
Hospitality 12%
Industrial 13%
Multi-unit Residential 55%

Installed Base*



Recreation 3.5%
Multi-Unit Residential 40.5%
Education 19.8%
Other 9.8%
Health Care 9.5%
Industrial & Manufacturing 12.0%
Hospitality 4.9%

$13.6M 1Q17 backlog vs. $11.1M 4Q16 backlog
$17.5M Current Product and Installation Backlog as of May 10, 2017
TTcogen Backlog has reached $710k and is not included in Backlog above
Backlog growth driven by increasing demand for InVerde e+ and Installation Services

*Approximate recently installed base by end market as of YE 2016.

Tecogen
Advanced Modular CHP Systems

Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
- Maintain Gross Margins near 40%
- Quarterly Backlog >$10M

✓ **17th consecutive quarter of Y/Y contracted service revenue growth**
✓ ***Highest gross margin*** **since the start of public reporting**

	For the Quarter Ended		Y/Y Growth	% of Total Revenue 2017
	Mar. 31, 2017	Mar. 31, 2016		
REVENUE				
Cogeneration	2,296,637	1,417,971		33.5%
Chiller & Heat Pump	510,710	848,176		7.5%
Total Product Revenue	2,807,347	2,266,147	24%	**41.0%**
Service & Parts	2,361,582	2,002,877		34.5%
Installation Services	1,677,838	965,542		24.5%
Total Service Revenue	4,039,420	2,809,368	44%	**59.0%**
Total Revenue	**$ 6,846,767**	**$ 5,075,515**	35%	
COST OF SALES				
Products	1,756,849	1,552,716		
Services	2,175,245	1,803,455		
Total Cost of Sales	**$ 3,932,094**	**$ 3,356,171**	64%	
Gross Profit	**$ 2,914,673**	**$ 1,719,344**	70%	
Net Income (Loss)	**$ 44,787**	**$ (893,168)**		
GROSS MARGIN				
Product Gross Margin	37.4%	31.5%		
Service Gross Margin	46.1%	35.8%		
Gross Margin	**42.6%**	**35.8%**		

Consistent Financial Progress


Revenues
Trailing 4 Quarters - in Millions
30.00
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3
2017 Q1
Products
Services


Gross Margin
Trailing 4 Quarters (%)
42%
40%
38%
36%
34%
32%
30%
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3
2017 Q1


Backlog – Product and Installation Sales
in Millions $
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
1/1/2015
3/1/2015
5/1/2015
7/1/2015
9/1/2015
11/1/2015
1/1/2016
3/1/2016
5/1/2016
7/1/2016
9/1/2016
11/1/2016
1/1/2017
3/1/2017
5/1/2017


Operating Expense
Trailing 4 Quarters
Millions
12
10
8
6
4
2
0
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3

Opportunities & Outlook

a growing company in a growing industry

Tecogen
Advanced Modular CHP Systems

- High ROI product
- Technological innovation
- Relationships with key partners
- Increasing environmental and regulatory pressures
- Resiliency and Demand Response concerns

Sales



- Turnkey installation
- Long term service agreements
- Nationwide presence
- High margin revenue stream
- Additional growth anticipated

Service



- Double digit CAGR
- >$40B market potential for CHP
- Margins ~40%
- >$10M product and installation backlog
- <50% manufacturing capacity utilization
- Stable operating expense profile

Growth & Margins



Q & A

Tecogen
Advanced Modular CHP Systems

InVerde
Inverter-Based Cogeneration

Tecochill
The Driving Force in Cooling

NASDAQ: TGEN

Ilios
High Efficiency Water Heater

INFINITE POTENTIAL
TTcogen

Ultera
EMISSION CONTROL

Contact Information


TECOGEN
TECOGEN

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com